UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2017
Conn's, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Technology Forest Blvd., Suite 210 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:  (936) 230-5899
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Chief Operating Officer, Retail. On January 13, 2017, Conn’s, Inc. announced the appointment of Coleman R. (“C.R.”) Gaines as President and Chief Operating Officer, Retail, effective February 1, 2017 (the “Commencement Date”). In this role, Mr. Gaines will report to Mr. Norman L. Miller, the Company’s Chairman and Chief Executive Officer.

Mr. Gaines, age 51, is an experienced executive with over 25 years of consumer retail experience. Most recently, Mr. Gaines served as Executive Vice President (“EVP”) of TMX Finance (“TMX”), a consumer finance company based in Savannah, Georgia, from January 2016 to January 2017. During his employment with TMX starting in 2010, Mr. Gaines was promoted to roles of increasing responsibility, and by 2016, as EVP of Store Operations, he was responsible for leading 1,300 TMX retail stores in 18 states.

Prior to TMX, Mr. Gaines worked for the Tractor Supply Company (“TSC”), a leading publicly traded U.S. retailer offering products for home improvements, agriculture, farm, lawn and garden maintenance, and livestock care, from 2002 to 2010. At TSC, Mr. Gaines’ various responsibilities as a Divisional Vice President included operating 470 TSC stores. Prior to TSC, Mr. Gaines was employed with Scotty’s Home Centers, from 1989 to 2002, starting as an assistant manager and rising to Vice President of Hardware Stores responsible for 70 regional hardware stores. Mr. Gaines holds a B.A. in Theology from Freed Hardeman University.

Pursuant to a compensation package recommended by the Compensation Committee of the Board and approved by the Board, Mr. Gaines will receive the following compensation:

Annual Base Salary: $475,000 per year.

Annual Cash Incentive: Mr. Gaines will be eligible for a target cash bonus opportunity equal to 60% of his base salary and a maximum cash bonus opportunity equal to 120% of his base salary.

Initial Long-Term Incentive Award: Mr. Gaines will receive a grant of $250,000 in restricted stock units (RSUs) on the Commencement Date based on the closing stock price on that date. These RSUs will ratably vest on each anniversary of the Commencement Date over 4 years.

Long-Term Incentive Plan: Mr. Gaines will be eligible for a target long-term incentive grant equal to 100% of his annual base salary. The form of the grant and the related performance requirements will be determined by the Compensation Committee of the Board.

Other Benefits: Mr. Gaines is also eligible for other benefits including participation in the Company’s employee equity plans and employee benefit plans available to other employees (including healthcare), and relocation assistance.

The Company also expects to enter into the Company's standard form of Indemnification Agreement with Mr. Gaines, the form of which was filed as Exhibit 10.16 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 23, 2003, the terms of which are described more fully under the section entitled "Termination of Employment and Change of Control Arrangements-Executive Severance Agreements" in the Company's 2016 Proxy Statement filed with the Securities and Exchange Commission on April 15, 2016, which descriptions incorporated by reference herein.

Additionally, on January 10, 2017, the Company entered into an Executive Agreement with Mr. Gaines (the "Executive Agreement"), to be effective as of February 1, 2017, similar to what the Company has entered into with certain other executive officers and similar to the description under the section entitled "Termination of Employment and Change of Control Arrangements-Executive Severance Agreements" in the Company's 2016 Proxy Statement filed with the Securities and Exchange Commission on April 15, 2016. That description is incorporated by reference herein with the following changes:

Pursuant to the Gaines Executive Agreement, if Mr. Gaines is terminated without cause, or if he voluntarily terminates his employment for good reason, in each case other than in connection with a change of control, he will receive severance benefits for 18 months. If, during the period beginning one year prior to a change of control and ending one year following the change in control, Mr. Gaines is terminated without cause or if Mr. Gaines voluntarily terminates his employment for good reason, then (i) Mr. Gaines will receive a lump sum cash stipend equal to 18 times the portion of the monthly premium that would have been paid by the Company for the same level of health and dental coverage he had in effect immediately prior to such termination, and (ii) all equity awards held by Mr. Gaines under our 2016 Omnibus Incentive Plan will immediately vest on the later of the date of termination and the date of the change of control. In addition, as a condition to receiving any benefits under the Gaines Executive Agreement, Mr. Gaines will be required to execute a waiver and release agreement.

The foregoing description of the Executive Agreement does not purport to be complete and is qualified in its entirety by reference to the Executive Agreement, which is filed as Exhibit 10.2 to this Current Report on this Form 8-K and is incorporated by reference herein.

There are no transactions in which Mr. Gaines has an interest requiring disclosure under Item 404(a) of Regulation S-K or any family relationships requiring disclosure under Item 401(d) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On January 13, 2017, the Company issued a press release announcing certain executive leadership changes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

None of the information contained in Item 7.01 or Exhibit 99.1 of this Form 8-K shall be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and none of it shall be incorporated by reference in any filing under the Securities Act of 1933, as amended. Furthermore, this report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Exhibits.

Exhibit No.        Description

10.1*	Offer of employment from the Company to Coleman (“C.R.”) Gaines, dated January 10, 2017.

10.2*	Executive Agreement by and between the Company and Mr. Gaines, dated January 10, 2017.

99.1*	Press Release, dated January13, 2017: Conn's Announces “Conn’s Continues Executive Transition Process”

* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.
Date:	January 13, 2017	By:	/s/ Mark L. Prior
		Name:	Mark L. Prior
		Title:	Vice President, General Counsel & Secretary